UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities

                              Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [__]

Check the appropriate box:

[ X ]      Preliminary Proxy Statement       [__]  CONFIDENTIAL, FOR USE OF THE
                                                   COMMISSION ONLY (AS PERMITTED
                                                   BY RULE 14A-6(E) (2))
[__]       Definitive Proxy Statement
[__]       Definitive Additional Materials

[__]       Soliciting Material Pursuant to Section 240.14a-11(c) or
           Section 240.14a-12
--------------------------------------------------------------------------------
                             KLEVER MARKETING, INC.
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required

[__] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                  Not Applicable

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         (2)      Aggregate number of securities to which transaction applies:
                  Not Applicable

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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  Not Applicable

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         (4)      Proposed maximum aggregate value of transaction:
                  Not Applicable

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

         (5)      Total fee paid:  Not Applicable

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[__]     Fee paid previously with preliminary materials.

[__] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:  Not Applicable

--------------------------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:  Not Applicable

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         (3)      Filing Party:  Not Applicable

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         (4)      Date Filed:  Not Applicable

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


                             Klever Marketing, Inc.
                          350 West 300 South, Suite 201
                            Salt Lake City, UT 84101

                            NOTICE OF ANNUAL MEETING
                                  TO BE HELD ON
                               September 27, 2001

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of KLEVER MARKETING, INC., a Delaware corporation (herein called the "Company"), will be held at the Hampton Inn, 425 South 300 West, Salt Lake City, UT 84101 on September 27, 2001 at 4:00 p.m. MST (the "Annual Meeting") for the following purposes:

1. To elect seven directors to serve for the next year and until their respective successors are duly elected;
2. To approve an amendment to the Company's Bylaws regarding the President and CEO positions of the Company;
3. To ratify the appointment of Robison Hill & Co. as the Company's independent public accountants for fiscal 2001; and
4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on August 6, 2001as the record date for the determination of stockholders of Common and Preferred Stock (convertible at the rate of 10 shares of Common Stock for each one share of Preferred Stock) entitled to notice of and to vote at this Annual Meeting of stockholders and at any adjournment or postponement thereof.

A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of 10 days prior to the Annual Meeting at the offices of the Company, 350 West 300 South, Suite 201, Salt Lake City, UT 84101, and will also be available for examination at the Annual Meeting until its adjournment.


                                              By Order of the Board of Directors

                                                     /s/ Corey A. Hamilton
                                                     President/CEO
Salt Lake City, Utah
August 24, 2001

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                 PROXY STATEMENT
                             KLEVER MARKETING, INC.
                          350 WEST 300 SOUTH, SUITE 201
                           SALT LAKE CITY, UTAH 84101

                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                               September 27, 2001


                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of KLEVER MARKETING, INC., a Delaware corporation (the "Company"), for use at the Company's 2001 Annual Meeting of Stockholders to be held on September 27, 2001 at 4:00 p.m. MST at the Hampton Inn, 425 South 300 West, Salt Lake City, UT 84101, and at any and all adjournment or postponement thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

Solicitation

The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. The Company may, but does not currently plan to, engage a proxy solicitation firm in connection with the solicitation of proxies. The expense of any such engagement is not expected to exceed $10,000. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock and Preferred Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock or Preferred Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

The Company intends to mail this Proxy Statement and accompanying proxy card on or about August 24, 2001.

Voting Rights and Outstanding Shares

The Company had 12,167,759 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 279,535 voting right shares of Class A, B and C Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock") (all classes are convertible at the rate of 10 shares of Common Stock for each one share of Preferred Stock) for a total of 14,963,109 votes of stock outstanding as of August 6, 2001. Holders of record of shares of Common Stock and Preferred Stock, respectively, at the close of business on August 6, 2001 will be entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock will be entitled to one vote for each such share so held of record. Holders of Preferred Stock will be entitled to one vote for each share of Common Stock into which such Preferred Stock is convertible. Holders of a majority of the outstanding votes of stock, if present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Abstentions and "broker non-votes" (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Directors will be elected by a plurality vote of the votes of stock present in person or by proxy at the Annual Meeting and entitled to vote. Accordingly, abstentions and broker non-votes will not have an effect on the outcome of the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of votes of stock present in person or by proxy at the Annual Meeting and entitled to vote thereon is required. For such matter, abstentions are counted for purposes of calculating shares entitled to vote but are not counted as shares voting and therefore have the effect of a vote against each such proposal. Also, for these proposals, broker non-votes are not counted as shares present at the meeting and entitled to vote and therefore have no effect.

All votes will be tabulated by the Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies

Any stockholder giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. A proxy may be revoked by delivering written notice of revocation to the Company at its principal office, 350 West 300 South, Suite 201, Salt Lake City, Utah 84101, Attention: StacyAnn L. Hoerner, Corporate Secretary, or by executing a subsequent proxy and presenting it at the meeting. A proxy may also be revoked by the person who executed the proxy by attending the Annual Meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

The Company expects to hold the 2002 Annual Meeting of Stockholders on October 24, 2002. Under Rule 14a-8 under the Securities Exchange Act of 1934, proposals of our stockholders which are intended to be presented by such stockholders at our 2002 Annual Meeting of Stockholders must be received by us no later than April 24, 2002 in order to be included in the proxy statement and form of proxy relating to that meeting. Stockholder proposals should be addressed to: StacyAnn
L. Hoerner, Secretary, Klever Marketing, Inc., PO Box 2935, Salt Lake City, Utah, 84110.

                      NOMINATION AND ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

The persons named in the enclosed proxy will vote for the seven nominees named below under "Nominees" as the Directors of the Company, unless instructed otherwise in the proxy. Each director is to hold office until the 2002 Annual Meeting of Stockholders and until his or her respective successor is duly qualified and elected.

The names and certain information concerning the persons nominated by the Board of Directors to become directors at the Annual Meeting are set forth below. Although each of the persons nominated has consented to serve as a director if elected, and your Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors. The following information regarding the Company's directors (including the nominees) and executive officers is relevant to your consideration of the slate proposed by your Board of Directors. The names of the nominees and certain information about them are set forth below.

Nominees

            Name            Age                            Position
--------------------- --------------- ------------------------------------------

Corey A. Hamilton            44          Director and President, Chief Executive
                                         Officer
Richard J. Trout             44          Director and Chief Financial Officer
D. Paul Smith                54          Director and Chairman
William C. Bailey            66          Director
Michael L. Mills             38          Director
Leonard D. Southwick         47          Director
C. Terry Warner              64          Director Elect

The Board of Directors currently consists of seven persons. Directors are elected annually by the Company's stockholders at each annual meeting, and serve until the next annual meeting and until their successors are elected and shall have qualified.

Corey A. Hamilton became President in May 2000 and Chief Executive Officer in December 2000 and has served as director of the Company since September 2000. Prior to becoming President and Chief Executive Officer, Mr. Hamilton served as the Company's Vice President of Sales and Marketing since September 1999 until May 2000. Mr. Hamilton joined Klever with over twenty years of marketing and sales industry expertise including sales experience with Fortune 100 manufacturers and leading retailers. Throughout his 20-year career, Mr. Hamilton has filled various executive marketing and sales positions. His responsibilities included strategic marketing, national sales, client relationship management and P & L management. He also served as Vice President/Division Manager with PIA Merchandising Company for several years. Mr. Hamilton spent ten years at Pepsi-Cola Company, six years with Johnson & Johnson and a year with Huffy Service First, Inc. His experience at these companies included responsibilities as Vice President retail operations, Vice President franchise operations, director of sales & marketing, trade development manager, and district sales manager. His experience involved relationships with all of the major consumer goods companies and retailers including, but not limited to, Frito Lay, Quaker Oats, Alberto Culver, Kroger and HEB.

Richard J. Trout became the Company's Interim Chief Financial Officer in June 2000 and a director of the Board in September 2000. He became Chief Financial Officer in July 2001. In the capacity of the Company's CFO, Mr. Trout will work side-by-side with Mr. Hamilton to facilitate the Company's plans for funding, M & A activity, strategic positioning and various other financial planning and reporting functions. Mr. Trout comes to Klever Marketing with a strong financial background working for Western Financial Bank in California as a Vice President for 12 years. For the past four years he has been the CFO and an active board member for Olson Farms Inc.

D. Paul Smith became Chairman of the Board in January 2001 and has served as director of the Company since November 2000. Mr. Smith has been an ongoing financial advisor to the Company for the past five years and has played an active part in the development of the Company's business plan. Mr. Smith is Chief Financial Officer for the Arbinger Institute.

William C. Bailey was elected as a director of the Company in June 1994. Mr. Bailey is President and owner of Mount Olympus Waters, Inc. and founder of Water and Power Technologies. Mr. Bailey served on the Board of Directors for the
American Bottled Water Association and the International Bottled Water Association from 1975 to 1996, and was the Association's President in 1978 and again in 1990. He received the industry's first award of Excellence from IWBA in 1987 and was elected to the Beverage World Water Hall of Fame in 1989. He serves as a member of the Board of Trustees for the Utah Food Industry Associations Insurance Trust. He is a member of the Board of Trustees for the Utah Opera, currently serving as Chairman of the Board. He has been a member of the Board of Directors for KUED 1990-1996, University of Utah Alumni Board 1990-1994, and a member of the University of Utah's Fine Art's Advisory Board. He is also a member of the Salt Lake Rotary and served as Secretary 1999-2000.

Michael L. Mills was elected as a director of the Company in December 1998. Mr. Mills is President/CEO of Olson Farms, Inc., a diversified agricultural and real estate holding company with operations throughout the western United States. Olson Farms, Inc. deals primarily in the production, processing, and distribution of eggs, with headquarters in Ontario, California. Mr. Mills has been with Olson Farms, Inc. since 1989. Mr. Mills began his career with Deloitte & Touche in Los Angeles after graduating from the University of Utah summa cum laude in accounting and math.

Leonard D. Southwick became a member of the Company's Board in January 2001. Mr. Southwick is currently Vice President and Director of Operations of the Riverside Metro Auto Group in Southern California and also a director on the Olson Farms Board. Mr. Southwick provides a successful history of managerial experience in the planning and execution of high growth operations.

C. Terry Warner, Ph.D., is a long time shareholder in Klever Marketing, Inc. He has been nominated for a seat on Klever's Board this year. Mr. Warner is the founder of The Arbinger Company. He received his Ph.D. in philosophy from Yale University, and has been a senior teacher at Oxford University. He has taught at the university level for over twenty-five years and has been Dean of the College of General Studies at Brigham Young University. His area of focus is moral and social philosophy, and his ideas and writings about human relationships have been adopted and propagated by business consultants, family therapists, social psychologists, counselors and doctors of medicine all over the world. He has been a consultant, advisor and teacher to executives of many Fortune 500 companies for over fifteen years.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR
                             OF EACH NAMED NOMINEE.

Board Committees and Attendance at Meetings

During the fiscal year ended December 31, 2000, the Board of Directors held a total of eleven meetings. The standing committees of the Board of Directors are the Executive Committee, Compliance Committee, Compensation Committee, Budget Committee and Strategic Planning Committee.

The Executive Committee was initially formed by resolution of Board on June 12, 2001 and is composed of Messrs. D. Paul Smith, chairman, Corey A. Hamilton, Michael L. Mills, Richard J. Trout, William C. Bailey, and Leonard D. Southwick. The function of the Executive Committee is to enable Board of Directors' business to be conducted between regular Board meetings. The Executive Committee may exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company, except (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by Delaware law to be submitted to stockholders for approval or (ii) adopting, amending or repealing any bylaw of the Company.

The Compliance and Audit Committee is composed of Richard J. Trout, chairman, Michael L. Mills and D. Paul Smith. The Compliance and Audit Committee's functions include: assuring that the Company is in compliance with all Federal and State laws and assuring all the Company's internal rules and regulations, as set forth in the By-laws and Certificate of Incorporation, are followed and enforced. The Compliance and Audit Committee was formed late November 2000 and met once during the course of the 2000 fiscal year.

The Compensation Committee is composed of Michael L. Mills, chairman, William C. Bailey, and Richard J. Trout. The Compensation Committee's functions include: assuring that the Company's human resource policies are effective in attracting, retaining, and developing outstanding executive talent; assuring that the Company has succession plans for senior management positions; assuring that the Company's total compensation program supports the Company's business goals and strategies, reinforces desired corporate behaviors, and properly recognizes performance; and assuring that the Company's compensation levels are internally equitable and externally competitive. The Compensation Committee was formed late November 2000 and met two times during the course of the 2000 fiscal year. The duties of the Compensation Committee currently belong to the Executive Committee as of June 12, 2001.

During the last fiscal year, the Compensation Committee recommended that the Board ratify Corey A. Hamilton's contract at a base salary of $150,000 through July 2001 and name him President/Chief Executive Officer. In addition, the Committee recommended granting a 100,000-share option with the strike price being the weighted average for the last 10 days from the date of the Board Meeting (October 27, 2000). The option is to vest as follows: 50,000 shares shall vest in one year (October 27, 2001), and the remaining 50,000 shall vest in two years (October 27, 2002). The option shall expire October 27, 2003. If [the Company were to have a change in control defined as a merger or were to be] acquired, the shares shall vest immediately.

On August 1, 2001 the Executive Committee renewed Corey A. Hamilton's contract with the Company. The current contract would be for a term of thirty-six months from the Effective Date of August 1, 2001. Mr. Hamilton would continue to hold the office of President and Chief Executive Officer. Mr. Hamilton shall receive a base salary of $200,000 per year. Mr. Hamilton is to receive a cash bonus of $50,000, payable upon the timely receipt by the Company of the "Funding"(Funding: The success of the Company is conditioned upon its raising of at least $5,000,000 of debt or equity funding during the period commencing on the Effective Date of the Agreement and ending on January 31, 2002 (the "Funding")). Mr. Hamilton shall be granted 300,000 options for common stock at a strike price of $1.00 (currently greater than fair market value) vesting quarterly over the course of the next thirty-six months. All vested options will expire upon the earliest of three (3) years from vesting date or three months following termination of employment with the Company. All options currently held and vested by Mr. Hamilton will expire on December 31, 2004. In the event the Company or substantially all of its assets is purchased or acquired outright or a controlling interest is purchased or acquired, all outstanding options vest immediately.

The Budget Committee is composed of Richard J. Trout, chairman, Corey A. Hamilton and D. Paul Smith. The Budget Committee's functions include: approving the nature and scope of services performed by the independent accountants and reviewing the range of fees for such services; conferring with the independent accountants and reviewing the results of their audit; and reviewing the Company's internal auditing, accounting and financial controls. The Budget Committee was formed late November 2000 and met once during the course of the 2000 fiscal year. The duties of the Budget Committee currently belong to the Audit Committee as of June 12, 2001.

The Strategic Planning Committee is composed of Corey A. Hamilton, chairman, William C. Bailey, and Richard J. Trout. The Strategic Planning Committee's functions include: analyzing the applicable market for the Company's products and giving recommendations to the Board of Directors on the best methods and approach in which to market the Company's products. The Strategic Planning Committee was formed in late November 2000 and did not meet during the course of the 2000 fiscal year. The duties of the Strategic Planning Committee currently belong to the Executive Committee as of June 12, 2001.

During 2000, each member of the Board of Directors, attended at least 75% of the meetings of the Board, and of the committees on which such director served, held during the period for which he was a director or committee member, respectively.

                  APPROVAL OF THE AMENDMENT TO CORPORATE BYLAWS
                                  (PROPOSAL 2)

The Board of Directors believes that it is in the Company's best interest to amend Article V, Section 6 of the Company's Bylaws to provide that the Company's President may or may not serve in the capacity of Chief Executive Officer in conjunction with the office of President.

As of February 25, 1998, the President also served in the office of Chief Operating Officer and reported directly to the Chief Executive Officer and Board of Directors. The existing Article V, Section 6 provides that the president shall be the chief executive officer of the Company, shall preside at all meetings of the stockholders and the Board of Directors, and shall have general and active management of the business of the Company and see to it that all orders and resolutions of the Board of Directors are carried into effect.

If this proposal is approved, Section 6 of Article V of the Company's Bylaws will be deleted and replaced with a new Section 6 to read in its entirety as follows:

         "Section 6. The President may or may not serve in the capacity of Chief Executive Officer of the Corporation by the discretion of the Board of Directors. He shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the board of directors are carried into effect."

The Board of Directors adopted this resolution by a five to one vote setting forth the proposed amendment to the Company's Bylaws, declaring its advisability and directing that the proposed amendment be submitted to the stockholders for their approval at the Annual Meeting. If approved by the stockholders, the amendment will become effective upon filing of an appropriate certificate with the Secretary of State of the State of Delaware.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 3)

The Board of Directors has selected Robison Hill & Co. to audit the financial statements of the Company for the year ending December 31, 2001. Robison Hill & Co. has audited the Company's financial statements since 1994. The persons named in the enclosed proxy will vote shares represented by proxies returned to the Company FOR the proposal unless instructed otherwise in the proxy.

A representative of Robison Hill & Co. will be present at the Annual Meeting to respond to any questions and to make a statement on behalf of his firm, if he so desires.

   YOUR  BOARD  OF  DIRECTORS  RECOMMENDS  THAT  THE  STOCKHOLDERS  VOTE FOR THE
     PROPOSAL TO RATIFY THE SELECTION OF THE ACCOUNTING FIRM ROBISON HILL & CO. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2001.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 6, 2001, certain information regarding the ownership of the Company's Common Stock and Preferred Stock by:
(1) all those known by the Company to be beneficial owners of more than five percent of the outstanding shares of the Company's Common and Preferred Stock, who are not directors, nominees for director, or executive officers; (2) each director and nominee for director; (3) each of the executive officers; and (4) all directors and executive officers of the Company as a group.



-----------------------------------------------------------------------------------------------------------------------------
Name of Beneficial Owner                      Number of Shares Beneficially Owned       Percent (%) Beneficial Ownership
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Peter Dean Olson Trust                              2,759,8801                                           15.78%
601 S. Milliken Ave, Ste K-100
Ontario, CA 91761

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Tree of Stars                                        2,542,967                                           14.54%
350 W 300 S, Ste 205
Salt Lake City, UT 84101

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Olson Farms, Inc.                                   1,798,9352                                           10.28%
601 S. Milliken Ave, Ste K-100
Ontario, CA 91761

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Seabury Investors III, Limited Partnership          1,638,1983                                            9.37%
540 Madison Ave
New York, NY 10022

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
John Luth                                           1,638,1984                                            9.37%
540 Madison Ave
New York, NY 10022

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Estate of Peter Dean Olson                            961,4445                                            5.50%
601 S. Milliken Ave, Ste K-100
Ontario, CA 91761

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
C. Terry Warner                                       902,5406                                            5.16%
1278 Locust Lane
Provo, UT 84604

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Primavera, Ltd.                                        819,980                                            4.69%
1278 Locust Lane
Provo, UT 84604

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Corey A. Hamilton                                     300,0007                                            1.72%
350 W 300 S, Ste 201
Salt Lake City, UT 84101

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Richard J. Trout                                       50,0008                                            0.29%
601 S. Milliken Ave, Ste K-100
Ontario, CA 91761

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
William C. Bailey                                     264,8019                                            1.51%
1825 S 3730 W
Salt Lake City, UT 84104

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Paul G. Begum                                       3,578,5771                                           20.46%
350 W 300 S, Ste 205
Salt Lake City, UT 84101

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Michael L. Mills                                    3,002,7521                                           17.17%
601 S. Milliken Ave, Ste K-100
Ontario, CA 91761

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Leonard D. Southwick                                         0                                               0%
8489 Sunshine Lane
Riverside, CA 92508

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
D. Paul Smith                                        178,61212                                            1.02%
350 W 300 S, Ste 100
Salt Lake City, UT 84101

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
All Directors and Executive Officersas a             7,417,912                                           42.41%
Group (7 persons)
-----------------------------------------------------------------------------------------------------------------------------

1 Represents: (a) 961,944 Common Shares held by the Estate of Peter Dean Olson, subject to court approval as to which the Peter D. Olson Trust disclaims beneficial ownership; (b) 103,917 voting right Preferred Shares (convertible within the next 60 days into 1,039,170 Common Shares) and (c) 759,765 Common Shares owned by Olson Farms, Inc. as to which the Peter D. Olson Trust may be deemed to share voting and investment power, but as to all except the Peter Dean Olson Trust's indirect 0.0322% interest in Olson Farms, Inc. beneficial ownership is disclaimed by the Peter D. Olson Trust. Excludes all Common Shares and all Preferred Shares held by Olson Farms, Inc. in which the Estate holds a 0.0322% indirect interest.

2 Represents: 103,170 voting right Preferred Shares (convertible within the next 60 days into 1,031,700 Common Shares) held by Olson Farms, Inc.; and 759,765 Common Shares held by Olson Farms, Inc.

3 Represents: 269,998 warrants to purchase Common Shares held by Seabury Investors III, Limited Partnership; 136,820 voting right Preferred Shares (convertible within the next 60 days into 1,368,200 Common Shares) held by Seabury Investors III, Limited Partnership.

4 Represents: 269,998 warrants to purchase Common Shares held by Seabury Investors III, Limited Partnership; 136,820 voting right Preferred Shares (convertible within the next 60 days into 1,368,200 Common Shares) held by Seabury Investors III, Limited Partnership to which John Luth is a general partner and holds pecuniary interest.

5 Represents: Shares held by the Estate of Peter Dean Olson, subject to court approval. Excludes all Common Shares and all Preferred Shares held by Olson Farms, Inc. in which the Estate holds a 0.0322% indirect interest.

6 Represents: 12,500 Common Shares held by C. Terry Warner; 819,980 Common Shares held by Primavera, Ltd as to all of which Mr. Warner disclaims beneficial ownership; 55,060 Common Shares held by Alice Warner as to all of which Mr. Warner disclaims beneficial ownership; and 15,000 Common Shares held by Susan Warner as to all of which Mr. Warner disclaims beneficial ownership.

7 Represents:  Mr. Hamilton's options covering 300,000 Common Shares.

8 Represents: 25,000 Common Shares held by Mr. Trout; and Mr. Trout's options covering 25,000 Common Shares.

9 Represents: 224,516 Common Stock held by William C. Bailey; Mr. Bailey's options covering 20,000 Common Shares exercisable within the next 60 days; and 20,285 Common Shares held by the William C. Bailey Family Trust as to all of which Mr. Bailey disclaims beneficial ownership.

10 Represents: 31,834 Common Shares held by Mr. Begum; 2,542,967 Common Shares held by Tree of Stars as to all of which Mr. Begum disclaims beneficial ownership; 3,951 voting right Preferred Shares (convertible within the next 60 days into 39,510 Common Shares) as to all of which Mr. Begum disclaims beneficial ownership; and 638,859 Common Shares held by Reed H. Bradford Center as to all of which Mr. Begum disclaims beneficial ownership.

11 Represents: 23,182 Common Shares held by Michael L. Mills; Mr. Mills' options covering 12,000 Common Shares exercisable within the next 60 days; 103,170 voting right Preferred Shares (convertible within the next 60 days into 1,031,700 Common Shares) held by Olson Farms, Inc., of which Mr. Mills is
President and as to all of which Mr. Mills disclaims beneficial ownership; 759,765 Common Shares held by Olson Farms, Inc., of which Mr. Mills is President and as to all of which Mr. Mills disclaims beneficial ownership; 150,000 Common Shares held by The Olson Foundation, of which Mr. Mills is one of four trustees, as to all of which Mr. Mills disclaims beneficial ownership; 5,769 voting right Preferred Shares (convertible within the next 60 days into 57,690 Common Shares) held by the Olson Foundation, of which Mr. Mills is one of four trustees, as to all of which Mr. Mills disclaims beneficial ownership; and 961,944 Common Shares held by the Estate of Peter Dean Olson, of which Mr. Mills is executor, as to all of which Mr. Mills disclaims beneficial interest.

12 Represents: 168,612 Common Shares held by Mr. Smith; and Mr. Smith's options covering 10,000 Common Shares.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Commission reports regarding initial ownership and changes in ownership. Directors, executive officers, and greater than 10% stockholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

To the best of the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ending December 31, 2000, the Company believes that all reporting persons complied with all Section 16(a) filing requirements, except that: the Estate of Peter Dean Olson filed a late Form 3; and Paul G. Begum filed a Form 4 on March 29, 2001 which included six late transactions from 1996 through 1999 but has also missed three filings for four (4) transactions during the last fiscal year and also missed fifteen filings for thirty-two (32) transactions from 1996 through 1999. This noncompliance with the requirements of Section 16(a) was uncovered during an audit after Paul G. Begum's resignation from the Company. The Company was unaware of the noncompliance prior to the investigation.

                                   MANAGEMENT

Executive Officers

The following table sets forth certain information concerning the executive officers of the Company.

    Name               Age                              Position

Corey A. Hamilton       44       President, Chief Executive Officer and Director
Richard J. Trout        44       Chief Financial Officer and Director

See Proposal 1 "Nomination and Election of Directors" for the biographies of Mr. Hamilton and Mr. Trout.



                             EXECUTIVE COMPENSATION

Compensation of Directors

The Board of Directors has the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment will preclude any director from serving the Company in any other capacity and receiving compensation therefore. Members of special or standing committees are allowed like compensation for attending committee meeting.

The directors have not received any compensation, in their capacities as directors, for the past fiscal year.

 Compensation of Executive Officers

The following table sets forth, for the fiscal year ended December 31, 2000, certain compensation, including salary, bonuses, stock options and certain other compensation, awarded or paid to, or earned by, the Company's Chief Executive Officer and the Company's former Chief Executive Officer.

----------------------------- ------- ----------------------------------------------------------- ---------------------------
          Name and                                       Annual Compensation                        Long-Term Compensation
     Principle Position        Year                                                                         Awards
----------------------------- ------- ----------------------------------------------------------- ---------------------------
----------------------------- ------- ----------------- ------------------- --------------------- ---------------------------
                                         Salary ($)         Bonus ($)        Other Compensation     Securities Underlying
                                                                                    ($)                  Options (#)
----------------------------- ------- ----------------- ------------------- --------------------- ---------------------------
----------------------------- ------- ----------------- ------------------- --------------------- ---------------------------
     Corey A. Hamilton         2000       126,875              0.00                 0.00                   200,000
       President/CEO           1999      23,538(1)             0.00                 0.00                   100,000
----------------------------- ------- ----------------- ------------------- --------------------- ---------------------------
----------------------------- ------- ----------------- ------------------- --------------------- ---------------------------
       Paul G. Begum           2000      96,780(2)             0.00              33,191(2)                    0
    Former Chairman/CEO        1999      72,000(2)            17,500             185,386(2)                237,000
                               1998      72,000(2)            14,000             88,089(2)                    0
----------------------------- ------- ----------------- ------------------- --------------------- ---------------------------

1 Corey A. Hamilton joined the Company in September 1999 as the Vice President of Sales and Marketing. In May of 2000, Mr. Hamilton was named President, and later was named Chief Executive Officer upon Paul G. Begum's resignation in December 2000.

2 Paul G. Begum resigned as Chief Executive Officer in December 2000 and ceased acting as chairman in January 2001. He remains a director of the Board. In addition to the compensation noted above, Mr. Begum applied $33,191, $185,386, and $88,089 in 2000, 1999, and 1998, respectively, for an exercise of a Company stock option and also signed a note in February, 2000, for the balance of $191,776 to exercise that option; the note was paid down to $93,876 as of December 31, 2000. On August 1, 2001, Mr. Begum surrendered 100,000 shares of Klever Marketing, Inc. common stock back to the Company's treasury that was held as collateral for the note.

1998 Stock Incentive Plan

The 1998 Stock Incentive Plan ("Plan") was adopted by the Board of Directors on June 1, 1998 and approved by the stockholders of the Company on November 13, 1998. The purpose of the Plan is to enable the Company to attract and retain the services of and provide performance incentives to (1) selected employees, directors and officers of the Company or of any subsidiary of the Company and
(2) selected non-employee agents, consultants, advisors and independent contractors of the Company or any subsidiary.

                        OPTION GRANTS IN LAST FISCAL YEAR

----------------------------- ----------------- ------------- ----------- -------------- ------------------------------
                                 Number of       % of Total   Exercise     Expiration     Potential Realizable Value
                                 Securities        Option                                 at assumed annual rates of
                                 Underlying      Granted to                              stock price appreciation for
                              Options Granted    Employees    Price ($)       Date              option term ($)
----------------------------- ----------------- ------------- ----------- -------------- ------------------------------
---------------------------------------------------------------------------------------- --------------- --------------
                                                                                               5%             10%
---------------------------------------------------------------------------------------- --------------- --------------
----------------------------- ----------------- ------------- ----------- -------------- --------------- --------------
Corey A. Hamilton                 100,000          16.5%         1.78      07/24/2004
----------------------------- ----------------- ------------- ----------- -------------- --------------- --------------
----------------------------- ----------------- ------------- ----------- -------------- --------------- --------------
Corey A. Hamilton                 100,000          16.5%         1.41      10/27/2003
----------------------------- ----------------- ------------- ----------- -------------- --------------- --------------
----------------------------- ----------------- ------------- ----------- -------------- --------------- --------------
Richard J. Trout                   25,000           4.1%         1.91      09/07/2002
----------------------------- ----------------- ------------- ----------- -------------- --------------- --------------
----------------------------- ----------------- ------------- ----------- -------------- --------------- --------------
Michael L. Mills                     0               0           N/A           N/A            N/A             N/A
----------------------------- ----------------- ------------- ----------- -------------- --------------- --------------
----------------------------- ----------------- ------------- ----------- -------------- --------------- --------------
D. Paul Smith                        0               0           N/A           N/A            N/A             N/A
----------------------------- ----------------- ------------- ----------- -------------- --------------- --------------
----------------------------- ----------------- ------------- ----------- -------------- --------------- --------------
William C. Bailey                    0               0           N/A           N/A            N/A             N/A
----------------------------- ----------------- ------------- ----------- -------------- --------------- --------------
----------------------------- ----------------- ------------- ----------- -------------- --------------- --------------
Paul G. Begum                        0               0           N/A           N/A            N/A             N/A
----------------------------- ----------------- ------------- ----------- -------------- --------------- --------------
----------------------------- ----------------- ------------- ----------- -------------- --------------- --------------
Leonard D. Southwick                N/A             N/A          N/A           N/A            N/A             N/A
----------------------------- ----------------- ------------- ----------- -------------- --------------- --------------

                    OPTION EXERCISES AND YEAR END VALUE TABLE

------------------------------ ------------ -------------- ----------------------------------------------------------------------
                                                                                    At Fiscal Year End
------------------------------ ------------ -------------- ----------------------------------------------------------------------
------------------------------ ------------ -------------- ----------------------------------- ----------------------------------
                                 Shares         Value       Number of Securities Underlying          Value of Unexercised
                                Acquired
                                   on
                                exercise    Realized ($)          Unexercised Options            in-the-money options ($) (a)
------------------------------ ------------ -------------- ----------------------------------- ----------------------------------
------------------------------ ------------ -------------- -------------- -------------------- -------------- -------------------
                                                            Exercisable      Unexercisable      Exercisable     Unexercisable
------------------------------ ------------ -------------- -------------- -------------------- -------------- -------------------
------------------------------ ------------ -------------- -------------- -------------------- -------------- -------------------
Corey A. Hamilton                   0             0           125,000           175,000              0                0
------------------------------ ------------ -------------- -------------- -------------------- -------------- -------------------
------------------------------ ------------ -------------- -------------- -------------------- -------------- -------------------
Richard J. Trout                    0             0           25,000               0                 0                0
------------------------------ ------------ -------------- -------------- -------------------- -------------- -------------------
------------------------------ ------------ -------------- -------------- -------------------- -------------- -------------------
Michael L. Mills                    0             0           12,000               0                 0                0
------------------------------ ------------ -------------- -------------- -------------------- -------------- -------------------
------------------------------ ------------ -------------- -------------- -------------------- -------------- -------------------
D. Paul Smith                       0             0           10,000               0                 0                0
------------------------------ ------------ -------------- -------------- -------------------- -------------- -------------------
------------------------------ ------------ -------------- -------------- -------------------- -------------- -------------------
William C. Bailey                28,979        31,008         20,000               0                 0                0
------------------------------ ------------ -------------- -------------- -------------------- -------------- -------------------
------------------------------ ------------ -------------- -------------- -------------------- -------------- -------------------
Paul G. Begum                    608,564       529,451        237,000              0                 0                0
------------------------------ ------------ -------------- -------------- -------------------- -------------- -------------------
------------------------------ ------------ -------------- -------------- -------------------- -------------- -------------------
Leonard D. Southwick               N/A           N/A            N/A               N/A               N/A              N/A
------------------------------ ------------ -------------- -------------- -------------------- -------------- -------------------

The closing price of the Company's Common Stock was $0.37 per share on December 31, 2001, the last business day of the fiscal year.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No interlocking relationship exists between the Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any such interlocking relationship existed in the past.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Corey A. Hamilton Employment Agreement.

In July, 2000, an Employment Agreement was entered into between the Company and Corey A. Hamilton. The agreement sets forth the mutual covenants and conditions of Mr. Hamilton's employment. Namely, the agreement states that the Company will employ Mr. Hamilton as the President of the Company to perform such duties generally associated with such office. In such capacity, Mr. Hamilton will report to and be under direct supervision of Paul G. Begum, the Company's then-current Chief Executive Officer. Upon Mr. Begum's resignation, see below, Mr. Hamilton was also named the Company's Chief Executive Officer.

On August 1, 2001 the Executive Committee renewed Corey A. Hamilton's contract with the Company. The current contract would be for a term of thirty-six months from the Effective Date of August 1, 2001. Mr. Hamilton would continue to hold the office of President and Chief Executive Officer. Mr. Hamilton shall receive a base salary of $200,000 per year. Mr. Hamilton is to receive a cash bonus of $50,000, payable upon the timely receipt by the Company of the "Funding"(Funding: The success of the Company is conditioned upon its raising of at least $5,000,000 of debt or equity funding during the period commencing on the Effective Date of the Agreement and ending on January 31, 2002 (the "Funding")). Mr. Hamilton shall be granted 300,000 options for common stock at a strike price of $1.00 (currently greater than fair market value) vesting quarterly over the course of the next thirty-six months. All vested options will expire upon the earliest of three (3) years from vesting date or three months following termination of employment with the Company. All options currently held and vested by Mr. Hamilton will expire on December 31, 2004. In the event the Company or substantially all of its assets is purchased or acquired outright or a controlling interest is purchased or acquired, all outstanding options vest immediately.

Paul G. Begum Separation Agreement.

In January, 2001, a Separation Agreement was entered into between the Company, Paul G. Begum, PSF, Inc., a Utah corporation, and Tree of Stars, Inc., a Nevada corporation. The agreement sets forth the terms and conditions of Mr. Begum's resignation and termination. Namely, the Company agreed to the following.

First, the Company agreed to pay all business expenses charged to Mr. Begum's Advanta credit card in the approximate amount of $26,000.00. Second, the Company agreed to pay Mr. Begum $20,000.00 in cash and reduce the principal amount owing under the PSF, Inc. Note by $13,000.00. Third, the Company agreed to make all lease payments through the end of the lease term on the Lexus vehicle Mr. Begum is currently using, at which time Mr. Begum will be responsible to either purchase the vehicle personally or return the vehicle pursuant to the lease. To the extent the lease payments exceed $500.00 per month, Mr. Begum will reimburse the Company the excess amount upon written notice by the Company. Fourth, the Company agreed to continue to make all lease payments through the end of the lease term on the laptop computer Mr. Begum was then using, at which time Mr. Begum will comply with the lease with respect to disposition of the laptop computer. Fifth, the Company agreed to hire Mr. Begum as a consultant for seven months following the execution of the separation agreement. Mr. Begum would be paid $6,500.00 per month for seven months as a consulting fee. The Company also agreed to cooperate with Mr. Begum's fundraising activities by providing promotional materials and having a Company representative attend the fundraising activities. Sixth, the separation agreement states that Mr. Begum is personally responsible for his medical insurance premiums effective January 1, 2001. Seventh, Mr. Begum is responsible to transfer the cellular phone he is currently using into his personal name and is responsible to pay all charges relating to such telephone service from and after January 4, 2001. Eighth, The Company will reimburse Mr. Begum for attorneys' fees and legal expenses that he has personally incurred, but only up to a maximum of $3,000.00. Ninth, the Company agreed to continue to reimburse Mr. Begum for all travel and related expenses incurred in connection with fundraising activities for the Company so long as such expenses are authorized and approved by the Company in advance. Lastly, Mr. Begum was given the right, prior to July 31, 2001, to surrender to the Company 100,000 shares of the Company's Common Stock owned by PSF, Inc. in full satisfaction of all amounts owing under the PSF, Inc. Note.

Gerard C. Coelsch Employment Agreement

In June 1998, an Employment Agreement was entered into between the Company and Gerald C. Coelsch. The agreement sets forth the mutual covenants and conditions of Mr. Coelsch's employment. Namely, the agreement states that the Company would have employed Mr. Coelsch for a one-year period beginning on July 6, 1998 and ending on July 8, 1999 (the "First Contract Year"). If the Company obtained a binding commitment to raise capital, or did in fact raise capital, in an amount of at least $5,000,000, through a private or public offering, or the Board of Directors approved any other funding method, during the First Contract Year, the term of Mr. Coelsch's employment would have automatically extended for a two year period (the "Extension Period"). The Extension period would have begun on the date on which the Company had first obtained such binding commitment for capital or had first raised such capital, whichever were to have occurred first, or the date on which the Board of Directors were to have approved such other funding method, provided that such funding transaction were ultimately consummated. Mr. Coelsch's term of employment would have automatically renewed for additional one-year terms unless, at least sixty (60) days prior to the expiration of the current term, either Mr. Coelsch or the Company had provided written notice to the other party that such party would terminate the employment of Mr. Coelsch.

Mr. Coelsch was to assume the office of President and Chief Operating Officer of the Company. Mr. Coelsch would have been paid an annual salary of $200,000, unless mutually agreed by Mr. Coelsch and the Company to adjust Mr. Coelsch's salary. Additionally, Mr. Coelsch would have received or been paid cash bonuses, moving expenses, rent payments during the first twelve months of the agreement, travel allowance for the first two months of the agreement for two round-trip air tickets from Jacksonville, Florida to Salt Lake City, Utah, vacation and other fringe benefits. Additionally, Mr. Coelsch was granted the option to purchase 400,000 shares of Common Stock of the Company. If the Company obtained a binding commitment to raise capital, or did in fact raise capital, in an amount of at least $5,000,000, through a private or public offering, then the Company agreed that it would have granted to Mr. Coelsch an additional option as follows: (i) if the price per share in such private or public offering were to be at least $4.00 per share, the additional option would have been for 50,000 shares; and (ii) if the price per share in such private or public offering were to be at least $4.50 per share, the option would have been for an additional 50,000 shares (for an aggregate of options to Mr. Coelsch covering 500,000 shares).

Gerard C. Coelsch Separation Agreement

In May 1999, a Separation Agreement was entered into between the Company and Gerard C. Coelsch. The agreement set forth the terms and conditions of Mr.
Coelsch's resignation and termination. Namely, the Company agreed to the following.

First, the Company agreed to pay $41,184 in cash for accrued salary. Second, the Company agreed to pay Mr. Coelsch $6,000 reimbursement for legal expenses. Third, the Company agreed to pay Mr. Coelsch $3,567 for unused vacation days. Fourth, the 175,000 options granted to Mr. Coelsch became immediately exercisable and the Company agreed to grant Mr. Coelsch an additional 25,000 options which were immediately exercisable, provided however that all 200,000 options were adjusted to an exercise price of $2.50 per share and the options were not assignable by Mr. Coelsch by operation of law or otherwise except pursuant to inheritance, or a merger of the Company with a company which is not an affiliate of the Company and in which the Company is not the surviving company. Lastly, the Company agreed to continue to list Mr. Coelsch on its healthcare and dental plans as a terminated employee though November 30, 1999 or until notified by Mr. Coelsch that such coverage is not desired. Mr. Coelsch is responsible for the premiums paid each month by the Company in an amount equal to $379 for healthcare coverage per month, and $28 for dental coverage per month, for the coverage in the month subsequent to such respective payment. In the event the Company did not receive such respective payment on or before such date, the insurance coverage contemplated was to lapse, without recourse or renewal. The Company had no obligation to notify Mr. Coelsch of this obligation, or the lapse of coverage.

The Company's Building Lease.

The Office Space occupied by the Company is jointly owned by the estate of Peter Dean Olson and Tree of Stars, Inc. The Company leases, on a month-to-month basis, 5,272.27 square feet at a monthly rental of $6,151.

Olson Farms, Inc. loan to the Company.

Olson Farms, Inc. made a $150,000.00 unsecured loan to the Company on February 26, 2001. This note has a six-month term at 10% annual interest maturing on August 26, 2001. The maker of the note may give written notice within 10-days of maturity, to the Company, to convert the principal and interest into common stock with a convertible price of $1.037 per share (10-day weighted average from February 26, 2001 and the nine days prior).

Presidio Investments, LLC loan to the Company.

Presidio Investments, LLC has loaned the Company $1,000,000, and a subsequent advance of $50,000, which loan is secured by a blanket lien on the assets of the Company. The sole trustee of Presidio Investments, LLC is William J. Howard, trustee of the Olson Legacy Trust, whose residual beneficiary is the Olson Foundation. The Olson Foundation was the guarantor for funds borrowed from Northern Trust Bank which funds were used to make the loan to the Company. This note was amended on March 22, 2001 with an additional $450,000 loaned to the Company between January 1, 2001 and March 22, 2001. An Interest rate of 8% applies until March 31, 2001 and increases to 10% on April 1st, 2001. Principal and all due and unpaid interest are to be paid on October 1, 2001. This note is convertible to Class C convertible preferred shares at the option of the note holder.

Director Loan to the Company

On February 20, 2001, the Company borrowed $50,000 from Leonard D. Southwick, a member of the Board of Directors. This loan was repaid on February 26, 2001. The interest rate on the note was 9% and matured on March 19, 2001.

Seabury Engagement

The Seabury Group and its Managing Director, John Luth, a beneficial owner of Preferred Stock (collectively, "Seabury"), entered into an agreement with the Company in December, 2000 under which Seabury has been engaged to render services as a placement agent and financial advisor in connection with one or more potential future private financings and to arrange possible business combination transactions involving the Company. In exchange, Seabury would receive contingent cash compensation based upon the level of financing, if obtained. In addition, the Company would reimburse a certain amount of Seabury's expenses incurred in the course of its engagement.

                          TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

                                             By Order of the Board of Directors

                                                     /s/StacyAnn L. Hoerner
                                                     Corporate Secretary

Salt Lake City, Utah
                                 August 23, 2001

                           KLEVER MARKETING(TM), INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                SEPTEMBER 27,2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY

The undersigned stockholder of Klever Marketing, Inc., a Delaware corporation (the "Company"), hereby appoints each of D. Paul Smith, Corey A. Hamilton, Michael L. Mills, Richard J. Trout, William C. Bailey, and Leonard D. Southwick, each with full power of substitution, and acting by majority, as proxy for the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on Thursday, September 27, 2001 at 4:00 p.m. MST at the Hampton Inn, 425 South 300 West, Salt Lake City, Utah, and at any adjournments or postponements thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner as further described in the accompanying Proxy Statement. Each of the proposals set forth below is proposed by the Company.

Each of the proxies and attorneys-in-fact, or their substitutes, as shall be present and shall act at said meeting or any adjournments or postponements thereof shall have and may exercise all the powers of said proxies and attorneys-in-fact thereunder. The undersigned acknowledges receipt of the notice of Annual Meeting of Stockholders, and the Proxy Statement and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and by filing this proxy with the Secretary of the Corporation, gives notice of such revocation.

PROPOSAL 1. Election of the following nominees as directors of the Company, to serve a term until the next Annual Meeting of Stockholders and until their successors shall be duly elected and qualified:
                           FOR              WITHHOLD
                           [   ]            [   ]        D. Paul Smith
                           [   ]            [   ]        Corey A. Hamilton
                           [   ]            [   ]        Michael L. Mills
                           [   ]            [   ]        Richard J. Trout
                           [   ]            [   ]        William C. Bailey
                           [   ]            [   ]        Leonard D. Southwick
                           [   ]            [   ]        C. Terry Warner

PROPOSAL 2. Approval of amendment to Article V, Section 6 of the Company's Bylaws with regard to a single person holding the offices of the Company's President and Chief Executive Officer as set forth in the Proxy Statement.

[  ]     FOR                [  ]     AGAINST                    [  ]    ABSTAIN

PROPOSAL 3. To ratify the selection of Robison Hill & Co. as the Company's independent public accountants for the fiscal year ending December 31, 2001.

[  ]     FOR                [  ]     AGAINST                    [  ]    ABSTAIN

To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

[  ]     FOR                [  ]     AGAINST                    [  ]    ABSTAIN

This proxy when properly executed will be voted as directed above. If no direction is made, this proxy will be voted FOR the election of the seven nominees for director; FOR the approval of amendment to Article V, Section 6 of the Company's Bylaws; and FOR the ratification of the selection of Robison Hill & Co. as the Company's independent public accountants for the fiscal year ending December 31, 2001. Should any other matters arise requiring the vote of stockholders, it is the intention of the persons named in this proxy to vote the shares they represent as the Board of Directors may recommend.

Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all such persons should sign the proxy. If shares of stock are held of record by a corporation, the proxy should be signed by the President or Vice President and the Secretary or Assistant Secretary. Executors, administrators, or other fiduciaries who execute the above proxy for a deceased stockholder should give their full titles.

Signature ___________________________________________ Date _____________________

Signature ___________________________________________ Date _____________________